UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2020

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.50 Per Share	SXI	New York Stock Exchange

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Standex International Corporation

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.06   MATERIAL IMPAIRMENTS

On March 12, 2020, the registrant concluded that a material impairment charge related to net assets associated with its Refrigeration Solutions Group (“RSG”) is required based upon impairment testing conducted in connection with the pending sale of RSG to Ten Oaks Group for $11 million in cash. The registrant expects that the impairment charge will approximate $27 million with approximately $16 million attributable to goodwill. The impairment charge will be reflected in the registrant’s financial statements for the third quarter of fiscal 2020 (quarter ending March 31, 2020). The impairment charge will not result in any cash expenditures.

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On March 13, 2020, the registrant issued a press release announcing it has signed an agreement to sell its Refrigerated Solutions Group to Ten Oaks Group, a family office focused exclusively on corporate divestitures, for $11 million in cash. A copy of the release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits – The following exhibit is provided as part of the information furnished under Item 8.01 of this Current Report on Form 8-K.

Exhibit No.     Description

99     Press Release of Standex International Corporation dated March 13, 2020

104    Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

FORWORD-LOOKING STATEMENTS

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995 (the “Act”) that are intended to come within the safe harbor protection provided by the Act. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation’s actual results are identified in the press release as well as in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/s/ Ademir Sarcevic

Ademir Sarcevic Chief Financial Officer

Date: March 13, 2020

Signing on behalf of the registrant and as principal financial officer